As filed with the Securities and Exchange Commission on November 26, 2003
                          Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                              HERITAGE SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                              880 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (727) 573-3800

                                RICHARD K. REISS
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and Address of Agent for Service)

                                    Copy to:
                              ROBERT J. ZUTZ, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933. The public offering of Registrant's Series is ongoing.

   It is proposed that this filing will become effective on December 27, 2003 pursuant to Rule 488.

  Title of securities being registered: Class A, B and C Shares of beneficial interest, no par value of the Growth Equity Fund

No filing fee is required because of reliance on Section 24(f) of the Investment
                        Company Act of 1940, as amended.

                              HERITAGE SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
     o    Cover Sheet
     o    Contents of Registration Statement
     o    Part A - Prospectus and Information Statement of Heritage Series Trust
          - Growth Equity Fund
     o    Part B - Statement of Additional Information
     o    Part C of Form N-14
     o    Signature Page
     o    Exhibits

                              HERITAGE SERIES TRUST
                               GROWTH EQUITY FUND
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716
                                  800-421-4184

                               ------------------
                      PROSPECTUS AND INFORMATION STATEMENT
                               ------------------

     This Prospectus and Information Statement ("Prospectus") is being furnished to shareholders of Heritage Technology Fund ("Technology Fund"), a series of Heritage Series Trust ("Trust"), in connection with a Plan of Reorganization and Termination ("Plan"). Pursuant to the Plan, Technology Fund shareholders will receive, in exchange for shares of that Fund, shares of Heritage Growth Equity Fund ("Growth Equity Fund"), another series of the Trust, that are equal in total value to their holdings in Technology Fund as of the closing date of the reorganization contemplated by the Plan ("Reorganization"). The Reorganization is expected to take place on December __, 2003 ("Closing Date"). When the Reorganization is complete, Technology Fund will be dissolved.

     The Board of Trustees of the Trust has determined to reorganize Technology Fund because of the reasons discussed in the Prospectus. SHAREHOLDERS OF TECHNOLOGY FUND ARE NOT BEING ASKED TO VOTE ON THE PLAN OR TO APPROVE THE REORGANIZATION. Technology Fund ceased selling its shares as of the close of business on September 25, 2003.

     The investment objective of Growth Equity Fund is to seek growth through long-term capital appreciation. Technology Fund seeks long-term capital appreciation. Technology Fund and Growth Equity Fund (each a "Fund") are separate series of the Trust, a Massachusetts business trust registered as an open-end, diversified management investment company. Heritage Asset Management, Inc. ("Heritage") serves as the investment manager, and Eagle Asset Management, Inc. ("Eagle") serves as sub-adviser, to each Fund.

     This Prospectus sets forth concisely information about Growth Equity Fund that investors should know before the Closing Date. Additional information is contained in the following documents:

     o The Statement of Additional Information ("SAI") dated December __, 2003, relating to the Plan and including financial statements, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by this reference (that is, it legally forms a part of this Prospectus). The SAI is available without charge upon request by calling Heritage Mutual Funds at 800-421-4184.

     o Information about each Fund is contained in the Heritage Equity Funds Prospectus dated January 2, 2003 ("Heritage Equity Funds Prospectus"), which accompanies this Prospectus.

     o The Heritage Equity Funds' Statement of Additional Information dated January 2, 2003 ("Heritage Equity Funds SAI"), and the Trust's Semi-Annual Report to Shareholders dated April 30, 2003 have been filed with the SEC and are incorporated herein by this reference with respect to each Fund.

     o You can obtain a free copy of the Heritage Equity Funds SAI, Annual Report or Semi-Annual Report by calling the Heritage Mutual Funds at the phone number shown above.

     Investors are advised to read and retain this Prospectus for future reference.


--------------------------------------------------------------------------------
WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND TO US A PROXY OR WRITTEN CONSENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                 The date of this Prospectus is _______, 2003.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Synopsis.....................................................................1
  The Reorganization.........................................................1
  Investment Objectives And Policies.........................................1
  Certain Differences Between The Funds......................................2
  Fees And Expenses..........................................................3
  Purchases..................................................................5
  Redemptions................................................................6
  Exchange Privileges........................................................6
  Dividends And Other Distributions..........................................7
  Federal Income Tax Consequences............................................7
Comparison Of Principal Risk Factors.........................................7
The Reorganization...........................................................8
  Reorganization Plan........................................................8
  Reasons For The Reorganization............................................10
  Description Of The Securities To Be Issued................................10
  Federal Income Tax Considerations.........................................11
  Capitalization............................................................12
Additional Information About Growth Equity Fund.............................12
  Financial Highlights......................................................12
  Investment Objective And Policies.........................................12
  Investment Manager, Sub-Adviser And Portfolio Manager.....................13
  Management's Discussion Of Fund Performance...............................13
  Growth Equity Fund Shares.................................................13
  Taxes, Dividends, And Other Distributions.................................13
Additional Information About Technology Fund................................13
  Financial Highlights......................................................13
  Investment Objective And Policies.........................................13
  Investment Manager, Sub-Adviser And Portfolio Manager.....................13
  Management's Discussion Of Fund Performance...............................13
  Technology Fund Shares....................................................14
  Taxes, Dividends, And Other Distributions.................................14
Information Regarding Five Percent Share Ownership And Interests Of
  Affiliated Persons........................................................14
  Five Percent Holders......................................................14
  Shares Held By Officers And Directors.....................................14
  Interests Of Affiliated Persons...........................................14
Miscellaneous...............................................................14
  Available Information.....................................................14

  Legal Matters.............................................................15
  Experts...................................................................15
Appendix A...................................................................1
      Form Of Plan Of Reorganization And Termination.........................1
Appendix B-1.................................................................1
      Financial Highlights...................................................1
Appendix B-2.................................................................2
      Financial Highlights...................................................2
Appendix C-1.................................................................1
      Management's Discussion Of Fund Performance............................1
      Growth Equity Fund Portfolio Commentary................................1
Appendix C-2.................................................................6
      Management's Discussion Of Fund Performance............................6
      Growth Equity Fund Portfolio Commentary................................6
APPENDIX C-3................................................................10
      Management's Discussion Of Fund Performance...........................10
      Technology Fund Portfolio Commentary..................................10

                              HERITAGE SERIES TRUST
                               GROWTH EQUITY FUND
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                               ------------------
                      PROSPECTUS AND INFORMATION STATEMENT
                               ------------------

                                    SYNOPSIS

     The following synopsis is a summary of certain information contained elsewhere in this Prospectus and Information Statement ("Prospectus") and the Plan of Reorganization and Termination ("Plan") and is qualified by reference to the more complete information contained herein as well as the information relating to Heritage Growth Equity Fund ("Growth Equity Fund") contained in the current prospectus of Heritage Equity Funds ("Heritage Equity Funds Prospectus"), which accompanies this Prospectus. Shareholders should read this entire Prospectus carefully.

     The form of the Plan is attached to this Prospectus as Appendix A. The transactions contemplated by the Plan (collectively, the "Reorganization") are described herein.

THE REORGANIZATION

     At its August 30, 2003 meeting, and via written consent dated November __, 2003, the Board of Trustees ("Board") of Heritage Series Trust ("Trust") (including a majority of those Trustees who are not "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees")) unanimously approved the Reorganization and the Plan, pursuant to which Heritage Technology Fund ("Technology Fund") will transfer all of its assets to Growth Equity Fund, which will assume all of Technology Fund's liabilities, and Class A, Class B and Class C shareholders in Technology Fund will receive shares of the correspondingly designated Class of Growth Equity Fund in exchange for their shares of Technology Fund. EACH TECHNOLOGY FUND SHAREHOLDER WILL RECEIVE THE NUMBER OF FULL AND FRACTIONAL CLASS A, CLASS B OR CLASS C SHARES OF GROWTH EQUITY FUND EQUAL IN VALUE TO THAT SHAREHOLDER'S SHARES OF THE CORRESPONDINGLY CLASS OF TECHNOLOGY FUND AS OF THE CLOSING DATE OF THE REORGANIZATION, WHICH IS EXPECTED TO BE DECEMBER __, 2003 ("CLOSING DATE").

     For the reasons set forth below under "Reasons for the Reorganization," the Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Funds and that the interests of the Funds' shareholders will not be diluted as a result of the Reorganization.

INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of Technology Fund are substantially similar to those of Growth Equity Fund. Technology Fund seeks long-term capital appreciation. Growth Equity Fund seeks growth through long-term capital appreciation.

     Technology Fund and Growth Equity Fund each invests in a portfolio of equity securities. The portfolio manager of each Fund uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio manager of Technology Fund searches for companies whose stocks appear to be trading below their true value. The portfolio manager of Growth Equity Fund takes a growth approach to selecting stocks, seeking to buy stock of companies with strong earnings growth and the potential for higher earnings.

     Technology Fund invests at least 80% of its net assets primarily in equity securities of companies that rely extensively on technology in their processes, products or services, that or may be expected to benefit from technological advances and improvements in industry, manufacturing, and commerce (technology companies). These companies may be found in virtually any industry. The Fund may invest in companies of any capitalization size.

     Growth Equity Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The equity securities in which Growth
Equity Fund invests are primarily common stocks that have sufficient growth potential to offer above average long-term capital appreciation.

     The Funds' fundamental investment restrictions are the same with respect to: (1) borrowing money; (2) issuing senior securities; (3) concentrating investments in a single industry; (4) purchasing and selling real estate; and
(5) writing, purchasing, and entering into options, futures contracts, and forward currency contracts. Growth Equity is restricted on investments in oil, gas, or other mineral programs; whereas, Technology Fund does have a comparable investment restriction. For temporary defensive purposes, each Fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are consistent with its principal investment strategies.

CERTAIN DIFFERENCES BETWEEN THE FUNDS

     While the Funds are similar in many respects, a number of differences between them exist as well, including the following.

     First,  Growth  Equity Fund is a  "diversified"  fund within the meaning of
Section 5(b)(1) of the 1940 Act, while Technology Fund is non-diversified. As a result, with respect to 75% of its total assets, the Growth Equity Fund may not invest more than 5% of its assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or purchase more than 10% of the voting securities of any one issuer. Technology Fund, as non-diversified, is not limited by the 1940 Act in the proportion of assets that it may invest in a single issuer. Technology Fund nevertheless still must satisfy certain diversification requirements for tax purposes.

     Second, while each Fund invests primarily in common stocks, there are some differences in the types of common stocks in which they invest. For example, Growth Equity Fund invests mainly in companies that have sustainable competitive advantages in their industries and recognized brand names, while Technology Fund may invest in companies of any capitalization size. Growth Equity Fund also invests among many companies, sectors, and industries, and while Technology Fund invests in many companies and industries, it focuses on the technology sector. Growth Equity Fund currently invests about __% of its assets in the technology sector. See "Principal Risk Factors" below for a discussion of the risks of investing in such securities.

     Third, Technology Fund's policy on underwriting securities issued by other persons is more restrictive than Growth Equity Fund's policy. Growth Equity Fund may not underwrite the securities of other issuers except to the extent the Fund may be deemed an underwriter under the federal securities laws. Technology Fund may not underwrite the securities of other issuers except to the extent the Fund may be deemed an underwriter under federal securities laws and except to the extent that it may invest not more than 15% of its net assets in securities that are not readily marketable without registration under the Securities Act of 1933, as amended. Neither Fund engages in underwriting activities; accordingly, this difference in policy is not material.

     In addition, Technology Fund's policy on making loans to other persons is more restrictive than Growth Equity Fund's policy. Growth Equity Fund may not make loans except to the extent that: (1) investments in publicly distributed debt instruments or deposits with banks and other financial institutions may be considered loans; (2) the Fund may invest in repurchase agreements; and (3) the Fund may make loans as described in its statement of additional information. Technology Fund's policy on lending is identical except for item (3) above. Neither Fund engages in lending activities; accordingly, this difference in policy is not material.

     Based on its review of each Fund's investment portfolio, Heritage Asset Management, Inc. ("Heritage") believes that most of Technology Fund's assets are consistent with Growth Equity Fund's investment policies and strategies and thus can be transferred to and held by the latter. If, however, Technology Fund has any assets that may not be held by Growth Equity Fund, those assets will be sold before the Reorganization. The proceeds of those sales will be held in temporary investments or reinvested in assets that qualify to be held by Growth Equity Fund. The possible need for Technology Fund to dispose of assets before the Reorganization could result in it selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Alternatively, these sales could result in Technology Fund's realizing gains that otherwise would not have been realized, the net proceeds of which would be included in a taxable distribution to its shareholders before the Reorganization.

FEES AND EXPENSES

     The tables below describe the fees and expenses you may pay if you buy and hold shares of each Fund, and what the expected fees and expenses will be after the Reorganization. THERE WILL NOT BE ANY FEE PAYABLE IN CONNECTION WITH THE REORGANIZATION.

                            GROWTH EQUITY FUND             TECHNOLOGY FUND             PRO FORMA COMBINED

                       Class A   Class B   Class C   Class A   Class B   Class C   Class A   Class B   Class C
                       -------   -------   -------   -------   -------   -------   -------   -------   -------
Maximum Sales Charge   4.75      None      None      4.75      None      None      4.75      None      None
Imposed on Purchases
(as a % of offering
price)

Maximum Deferred       None*     5%**      1%***     None*     5%**      1%***     None*     5%**      1%***
Sales Charges (as a
of original purchase
price or redemption
proceeds, whichever
is lower)

*    Sales of Class A shares within 18 months of purchase will be subject to a contingent deferred sales charge if those shares were originally  purchased from another Heritage Mutual Fund in an amount of $1 million or more and were not subject to a front-end sales charge.

**   Declining  over a six-year  period as follows:  5% during the first year,  4% during the second  year,  3%
     during  the third year and  fourth  years,  2% during the fifth  year,  1% during the sixth  year,  and 0%
     thereafter.

***  Declining to 0% after the first year.

     Set forth below is a comparison of each Fund's operating expenses for the fiscal year ended October 31, 2003. The ratios also are shown on a pro forma (estimated) combined basis, giving effect to the Reorganization.

--------------------------------------------------------------------------------------------------------------
                                                                                          PRO FORMA
HERITAGE SERIES TRUST      GROWTH EQUITY FUND(1)            TECHNOLOGY FUND(2)          COMBINED FUND
--------------------------------------------------------------------------------------------------------------
Annual operating expenses (% of average net assets)
--------------------------------------------------------------------------------------------------------------

                       Class A   Class B   Class C   Class A   Class B   Class C   Class A   Class B   Class C
                       -------   -------   -------   -------   -------   -------   -------   -------   -------
--------------------------------------------------------------------------------------------------------------
         MANAGEMENT
         FEES           0.75%      0.75%     0.75%     1.00%     1.00%     1.00%    0.75%     0.75%     0.75%
PLUS:    -----------------------------------------------------------------------------------------------------
         12b-1 FEES     0.25%      1.00%     1.00%     0.25%     1.00%     1.00%    0.25%     1.00%     1.00%
         -----------------------------------------------------------------------------------------------------
         OTHER EXPENSES 0.30%      0.30%     0.30%     1.54%     1.54%     1.54%    0.30%     0.30%     0.30%
--------------------------------------------------------------------------------------------------------------
EQUALS:  TOTAL
         OPERATING
         EXPENSES       1.30%      2.05%     2.05%     2.79%     3.54%     3.54%    1.30%     2.05%     2.05%
--------------------------------------------------------------------------------------------------------------
MINUS:   EXPENSE
         REIMBURSEMENT  N/A        N/A       N/A       1.14%     1.14%     1.14%    0.03%     0.03%     0.03%
--------------------------------------------------------------------------------------------------------------
EQUALS:  NET EXPENSES   1.30%      2.05%     2.05%     1.65%     2.40%     2.40%    1.30%     2.05%     2.05%
--------------------------------------------------------------------------------------------------------------

     Total Annual Operating Expenses for each Fund are based upon current management fees for each Fund and any current expense  reimbursement  undertakings.  "Other  Expenses" are based on each Fund's expenses for the past fiscal year.

     EXAMPLE

     To illustrate the effect of Total Operating Expenses, assume that each Fund's annual return is 5% and that it had Total  Operating  Expenses  described in the table above.  For every $10,000  invested in each Fund, the following amounts of total expenses would have been paid if an investor closed his or her account at the end of each of the following time periods:


(1)  Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Class
     A of the Growth  Equity  Fund to the extent that Class A annual  operating  expenses  exceed  1.35% of the
     Class'  average daily net assets and Class B and Class C annual  operating  expenses  exceed 2.10% of that
     Class' average daily net assets for the Fund's 2004 fiscal year. The Board may agree to change fee waivers or reimbursements without the approval of Fund shareholders.  Any reductions in Heritage's management fees are subject to  reimbursement  by the Fund within the following two fiscal years if overall  expenses fall below these percentage limitations.

(2)  Heritage has contractually agreed to waive its investment advisory fees and, if necessary, reimburse Class
     A of the Technology Fund to the extent that Class A annual  operating  expenses exceed 1.65% of the Class'
     average  daily net assets and Class B and Class C annual  operating  expenses  exceed 2.40% of that Class'
     average  daily net assets for the Fund's  2004 fiscal  year.  The Board may agree to change fee waivers or reimbursements without the approval of Fund shareholders. Any reductions in Heritage's management fees are subject to  reimbursement by the Fund within the following two fiscal years if overall expenses fall below these percentage limitations.

HERITAGE SERIES TRUST                          1 YEAR     3 YEARS       5 YEARS    10 YEARS

TECHNOLOGY FUND
A shares                                       $635       $1,196        $1,783     $3,367

B shares
     Assuming redemption at end of period      $643       $1,280        $1,839     $3,567
     Assuming no redemption                    $243       $  980        $1,739     $3,567

C shares                                       $243       $  980        $1,739     $3,735

GROWTH EQUITY FUND

A shares                                       $601       $  868        $1,154     $1,968

B shares
     Assuming redemption at end of period      $608       $  943        $1,203     $2,187

     Assuming no redemption                    $208       $  643        $1,103     $2,187

C shares                                       $208       $  643        $1,103     $2,379

PRO FORMA COMBINED

A shares                                       $601       $  868        $1,154     $1,958

B shares
     Assuming redemption at end of period      $608       $  943        $1,203     $2,187

     Assuming no redemption                    $208       $  643        $1,103     $2,187

C shares                                       $208       $  643        $1,103     $2,379

      The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the combined Fund will bear, whether directly or indirectly. The assumption in this example of a 5% annual return is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

PURCHASES

      Procedures to purchase shares in the two Funds are identical. Shareholders of each Fund purchased through your financial advisor, through Heritage directly by mail, telephone or wire or through an exchange of shares with another Heritage Mutual Fund. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after a purchase order is received and accepted. Prices for shares of each Fund are usually calculated as of 4 p.m. Eastern time. For shareholders purchasing shares of a Fund for a regular account, a minimum investment of $1,000 is required (initial minimum investments of $50 and $500 a required for periodic investment programs and retirement accounts, respectively). There is no minimun investment for subsequent purchases except for a periodic investment program account, which requires an investment of at least $50 on a monthly basis. Heritage, in its discretion, may waive the minimum investment requirements.

      Shares of each Fund may also be purchased indirectly through certain stockbrokers, banks, and other financial institutions having an arrangement with the Fund, some of which may charge a fee and have different procedures and policies to purchase fund shares.

      See "Choosing A Class of Shares," "Sales Charge Reductions and Waivers," "How to Invest," "How to Exchange Your Shares" and "Account and Transaction Policies"in the Heritage Equity Funds Prospectus for additional information on how shares of each Fund may be purchased.

REDEMPTIONS

      Rights and procedures to redeem shares in the two Funds are identical. You may sell some or all of your Fund shares at any time through your financial advisor, through Heritage by telephone, mail or systematic withdrawal plan. You also may sell your shares by exchanging them for shares of another Heritage Mutual Fund. Sale of your shares may be subject to a contingent deferres sales charge. For more information on the CDSCs, see "Choosing a Class of Shares," "Sales Charge Reductions and Waivers" and "How to Sell Your Investment" in the Heritage Equity Funds Prospectus.

      Generally, redemption proceeds will be mailed on the next business day following the receipt of a proper redemption request (under unusual circumstances, the Funds may take longer, as permitted by law). If shares were purchased with a check or automated clearing house deposits, each Fund may delay paying for any redemption until it is reasonably satisfied that those funds have cleared, which may take up to two weeks after the purchase date. Redemption requests made by telephone are limited to not more than $50,000. If a shareholder's account balance falls below $500 because he or she sold shares, each Fund has the right to close the account after giving the shareholder at least 30 days' written notice to reestablish the minimum balance.

      Shareholders purchasing shares indirectly through certain stockbrokers, banks, or other financial institutions, may sell those shares only through those organizations, some of which may charge a fee and have different procedures and policies to sell fund shares.

      Shares are sold at the next price calculated on a day the NYSE is open, after the sales order is received and accepted. Prices for shares of each Fund are usually calculated as of 4 p.m. Eastern time.

      See "How to Sell Your Investment," "How to Exchange Your Shares" and "Account and Transaction Policies" in the Heritage Equity Funds Prospectus for additional information on how to redeem shares held in each Fund.

EXCHANGE PRIVILEGES

      You may exchange shares of each Fund for the same class of shares in another Heritage Mutual Fund provided that you satisfy the minimim investment requirements. You may exchanges shares through your financial advisor or Heritage by telephone or in writing. Certain exchanges may be subject to additional sales charges.

      See "How to Exchange Your Shares" and "Account and Transaction Policies" in the Heritage Equity Funds Prospectus for additional information on how to exchange Fund shares.

DIVIDENDS AND OTHER DISTRIBUTIONS

      Each Fund annually distributes to its shareholders dividends from its net investment income. Net investment income generally consists of interest income and dividends received on investments, less expenses. The dividends received from a Fund will be taxed as ordinary income.

      Each Fund also distributes net capital gains to its shareholders normally once a year. A Fund generates capital gains when it sells assets in its portfolio for profit. Capital gains distributions are taxed differently depending on how long the Fund held the asset (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less (net short-term capital gains) are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (net long-term capital gains) are taxed at lower capital gains rates.

      Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing Fund at net asset value unless you opt to take your distributions in cash, in the form of a check or direct them for purchase of shares in another Heritage Mutual Fund. This election does not affect the tax treatment of the distributions, which is as described above. However, distributions to shareholders in a retirement plan or Systemic Withdrawal Plan will be automatically reinvested in shares of the distributing Fund.

      Following the Reorganization, Growth Equity Fund will continue to honor the current distribution election of each shareholder of Technology Fund, except where a shareholder already has an existing account with the Growth Equity Fund. A shareholder can change any distribution election by notifying Heritage.

FEDERAL INCOME TAX CONSEQUENCES

      The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, to the effect that, based on certain representations and assumptions and subject to certain conditions, Technology Fund's transfer of its assets to Growth Equity Fund in exchange solely for the latter's shares and its assumption of Technology Fund's liabilities will qualify as a tax-free "reorganization" as defined in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization. See "The Reorganization - Federal Income Tax Considerations," for more information regarding the federal income tax consequences of the Reorganization. However, sales of any of Technology Fund's assets (described under "Certain Differences Between the Funds" above) could result in the realization of net gains that would have to be distributed, and thus taxed, to its shareholders.


                      COMPARISON OF PRINCIPAL RISK FACTORS

      STOCK MARKET RISK. Most of the performance of both Funds depends on what happens in the stock markets. The value of each Fund's holdings may decline in price because of changes in prices of those holdings due to factors affecting only those holdings or to a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of a shareholder's investment may reflect these fluctuations.

      PORTFOLIO TURNOVER. Each Fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Each Fund's portfolio turnover could exceed

200%. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors, and may affect performance.

      GROWTH COMPANIES. The growth companies in which Growth Equity Fund invests are expected to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

      NON-DIVERSIFICATION RISK. Technology Fund is non-diversified, which means it invests in a limited number of companies. Consequently, the performance of any one company may have a substantial impact on the Fund's performance. In contrast, Growth Equity Fund is diversified and, with respect to 75% of its total assets, may not invest more than 5% of its assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or purchase more than 10% of the voting securities of any one issuer.

      TECHNOLOGY COMPANIES. By focusing on technology companies, Technology Fund is more subject to their risks. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the Fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the Fund invests may become obsolete or have relatively short product cycles. As a result, the Fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.

      SMALL CAP COMPANIES. In addition, while Growth Equity Fund focuses on growth companies, Technology Fund is managed using a value approach and may be more subject to the risks of investing in small cap companies. Small capitalization ("small cap") companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile. They face greater risk of business failure, which could also increase the volatility of Technology Fund's portfolio.


                               THE REORGANIZATION


REORGANIZATION PLAN

      The terms and conditions under which the Reorganization will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, the form of which is attached as Appendix A to this Prospectus.

      The Plan contemplates (1) Growth Equity Fund's acquiring all of the assets of Technology Fund in exchange solely for Class A, Class B, and Class C shares of Growth Equity Fund and the assumption by Growth Equity Fund of all of Technology Fund's liabilities as of the close of business on the Closing Date ("Effective Time") and (2) the distribution of such shares to the shareholders of Technology Fund constructively in exchange for their Technology Fund shares.

      The assets of Technology Fund to be acquired by Growth Equity Fund will include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), deferred or prepaid expenses shown as assets on its books and other property of any kind owned it owns as of the Effective Time.
The investment policies and limitations of the two Funds are sufficiently similar that it will not be necessary for Technology Fund to dispose of any assets before the Reorganization or for Growth Equity Fund to dispose of any of the assets it receives from Technology Fund in order for Growth Equity Fund to continue operating within its investment policies and limitations. However, sales of certain assets held by Technology Fund may be necessary or desirable based upon Growth Equity Fund's investment strategy and the market as it exists following the Reorganization. Those sales may result in the recognition of net gains for tax purposes that will have to be distributed, and thus taxed, to Fund shareholders.

      Growth Equity Fund will assume all liabilities of Technology Fund. However, Technology Fund will utilize its best efforts to discharge all of its known liabilities prior to the Closing Date.

      The value of Technology Fund's assets to be acquired, and the amount of its liabilities to be assumed, by Growth Equity Fund and the net asset value of a share of each Class of Growth Equity Fund will be determined as of the close of regular trading on the NYSE on the Closing Date and will be determined in accordance with the valuation procedures described in the Heritage Equity Funds Prospectus and SAI. Securities and other assets for which market quotations are not readily available will be valued by a method that the Board believes accurately reflects fair value. All computations of value will be performed by Heritage, the Trust's fund accountant, using to the extent possible prices provided by outside pricing services approved by the Board.

      As soon as practicable after the Effective Time, Technology Fund will distribute pro rata to its shareholders of record as of that time the Class A, Class B, and Class C shares of Growth Equity Fund it receives in the Reorganization, so that each shareholder of Technology Fund will receive a number of full and fractional shares of Growth Equity Fund of the correspondingly designated Class equal in value to the shareholder's Technology Fund shares. Technology Fund will be dissolved as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of the Trust's transfer agent in the names of Technology Fund shareholders and by transferring to these accounts the Class A, Class B, or Class C shares of Growth Equity Fund previously credited to the account of Technology Fund on those books. Each shareholders account shall be credited with the pro rata number of Growth Equity Fund's Class A, Class B, or Class C shares due to that shareholder. Fractional shares of Growth Equity Fund will be rounded to the third decimal place.

      Accordingly, immediately after the Reorganization, each former shareholder of Technology Fund Class A, Class B, or Class C shares will own shares of the corresponding Class of Growth Equity Fund equal to the value of that shareholder's Technology Fund shares immediately prior to the Reorganization. Moreover, because Class A, Class B, and Class C shares of Growth Equity Fund will be issued at net asset value in exchange for the net assets of Technology Fund that will equal the aggregate value of those shares, the net asset value per share of each Class of Growth Equity Fund will be unchanged. Thus, the Reorganization will not result in a dilution of the value of any shareholder account in either Fund. However, in general, the Reorganization will substantially reduce the percentage ownership of each Technology Fund shareholder below such shareholder's current percentage ownership in Technology Fund because, while the shareholder will have the same dollar amount invested initially in Growth Equity Fund that he or she had invested in Technology Fund, his or her investment will represent a smaller percentage of the combined net assets of the Funds.

      Any transfer taxes payable on issuance of Class A, Class B, and Class C shares of Growth Equity Fund in a name other than that of the registered holder of the shares on the books of Technology Fund as of the time of transfer will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Technology Fund will continue to be its responsibility up to and including the Closing Date and thereafter until it is terminated.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board if it determines that the Reorganization would be inadvisable for either Fund. The Board also may amend the Plan in any manner. The Trust's officers may change the Closing Date.


REASONS FOR THE REORGANIZATION

      At a meeting held on August 30, 2003 and by subsequent written consent dated November __, 2003, the Board, including a majority of the Independent Trustees, determined that the Reorganization is in the best interests of both Funds and that the interests of shareholders in the Funds will not be diluted as a result of the Reorganization. The Board determined that the shareholders of Technology Fund will benefit by becoming shareholders of Growth Equity Fund because Growth Equity Fund has a stable asset level, consistently outperformed Technology Fund with less volatility, and lower expense ratio. The Board also determined that the shareholders of Growth Equity Fund will benefit from the Reorganization because the Reorganization will result in an increase in the assets of Growth Equity Fund, which may result in a slight decrease in the operating expenses of Growth Equity Fund.

      In considering the Reorganization, the Board considered the following factors, among others:

            (1) the historical  performance of Technology  Fund and the stagnant recovery of the technology sector;

            (2) the small  asset  base of  Technology  Fund and its  failure  to attract new assets;

            (3) the compatibility of the investment objectives and strategies of the Funds;

            (4) the reduction of expenses for Technology Fund  shareholders as a result of the lower expense ratio of Growth Equity Fund;

            (5) the potential effect of the  Reorganization on the expense ratio of Growth Equity Fund, namely, that the Reorganization will permit the fixed costs of Growth Equity Fund to be spread over a larger asset base, effectively bringing the assets of that Fund closer to the point where expenses borne by each shareholder will be reduced, based upon the Fund's current fee structure;

            (6) the  fact   that   Heritage   will   bear   the   costs  of  the
                Reorganization;

            (7) the  Funds'  historical   performance  records  and  risk/reward
                ratios, expense ratios, past growth in assets, and future prospects;

            (8) the tax neutrality of the Reorganization to investors;

            (9) because of the expense cap  currently  in effect for  Technology
                Fund and Heritage's commitment to cap expenses for Growth Equity Fund through October 31, 2004, a portion of the expenses of the Reorganization will be borne by Heritage; and

           (10) alternatives to the proposed transactions, including hiring a new subadviser or simple liquidation of Technology Fund.


DESCRIPTION OF THE SECURITIES TO BE ISSUED

      The Trust is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All issued shares are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe for any additional shares.

      The Board does not intend to hold annual meetings of shareholders of the Funds. The Trustees will call special meetings of the shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

      Under Massachusetts law, the shareholders of a Fund will not be personally liable for its obligations; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Massachusetts law might not be applied in other states, the Trust's Declaration of Trust requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or a specific Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.


FEDERAL INCOME TAX CONSIDERATIONS

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel ("Opinion"), substantially to the effect that, based on certain representations and assumptions and subject to certain conditions, the federal income tax purposes:

          (1) Growth Equity Fund's acquisition of Technology Fund's assets in exchange solely for Growth Equity Fund's Class A, Class B, and Class C shares (collectively, "Growth Equity Fund Shares") and the latter's assumption of Technology Fund's liabilities, followed by Technology Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Technology Fund shares, will qualify as a "reorganization" as defined in section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (2) Technology Fund will recognize no gain or loss on the transfer to Growth Equity Fund of its assets in exchange solely for Growth Equity Fund Shares and the latter's assumption of Technology Fund's liabilities or on the subsequent distribution of those shares to Technology Fund's shareholders in constructive exchange for their Technology Fund shares;

          (3) Growth Equity Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Growth Equity Fund Shares and its assumption of Technology Fund's liabilities;

          (4) Growth Equity Fund's basis in each transferred asset will be the same as Technology Fund's basis therein immediately before the Reorganization, and Growth Equity Fund's holding period for each such asset will include Technology Fund's holding period therefor;

          (5) A Technology Fund shareholder will recognize no gain or loss on the constructive exchange of all its Technology Fund shares solely for Growth Equity Fund Shares pursuant to the Plan; and

          (6) A Technology Fund shareholder's aggregate basis in the Growth Equity Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Technology Fund shares it constructively surrenders in exchange for those Growth Equity Fund Shares, and its holding period for those Growth Equity Fund Shares will include, in each instance, its holding period for those Technology Fund shares, provided the shareholder holds them as capital assets at the Effective Time.

      The Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Growth   Equity   Fund's   utilization   after   the   Reorganization   of
pre-Reorganization capital losses Technology Fund realized will be subject to limitation in future years under the Code.

      Shareholders of Technology Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


CAPITALIZATION

      The following table shows the capitalization of each Fund as of October 31, 2003 and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date.

                                GROWTH EQUITY          TECHNOLOGY             PRO FORMA
                           CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C  CLASS A  CLASS B  CLASS C
Net Assets (000s)          165,536   28,876   93,490    9,329    4,276    6,861  174,864   33,152  100,351
Net Asset Value per share    26.05    24.21    24.21     5.32     5.15     5.15    26.05    24.21    24.21
Shares Outstanding (000s)    6,355    1,193    3,862    1,755      830    1,331    6,713    1,369    4,146


                 ADDITIONAL INFORMATION ABOUT GROWTH EQUITY FUND

FINANCIAL HIGHLIGHTS

      For a table of the financial highlights of Growth Equity Fund, see "Financial Highlights" in the Heritage Equity Funds Prospectus. The most recent financial highlights of Growth Equity Fund included in the Trust's Semi-Annual Report to Shareholders for the period ended April 30, 2003, are attached as Appendix B. This information is derived from and should be read in conjunction with the financial statements of Growth Equity Fund and notes thereto, included in the Trust's Annual Report to Shareholders for the period year October 31, 2002 which are incorporated by reference into the SAI together with the report of the independent certified public accountants, PricewaterhouseCoopers LLP, thereon.

INVESTMENT OBJECTIVE AND POLICIES

      For a discussion of Growth Equity Fund's investment objective and policies and the risk factors associated with an investment in the Fund in addition to that included in this Prospectus, see "Growth Equity Fund" in the Heritage Equity Funds Prospectus.

INVESTMENT MANAGER, SUB-ADVISER AND PORTFOLIO MANAGER

      For a discussion of Growth Equity Fund's investment manager, sub-adviser, and portfolio manager, see "Who Manages Your Fund" in the Heritage Equity Funds Prospectus.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      See Appendix C for management's discussion of the performance of Growth Equity Fund as included in the Trust's Annual Report to Shareholders dated October 31, 2002 and Semi-Annual Report to Shareholders dated April 30, 2003 and the material factors affecting this performance.

GROWTH EQUITY FUND SHARES

      For a discussion of Growth Equity Fund's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Prospectus, see "Your Investment" in the Heritage Equity Funds Prospectus.

TAXES, DIVIDENDS, AND OTHER DISTRIBUTIONS

      For a discussion of Growth Equity Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares, in addition to that included in this Prospectus, see "Taxes" in the Heritage Equity Funds Prospectus.

                  ADDITIONAL INFORMATION ABOUT TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

      For a table of the financial highlights of Technology Fund, see "Financial Highlights" in the Heritage Equity Funds Prospectus. The most recent financial highlights of Technology Fund included in the Trust's Semi-Annual Report to Shareholders for the period ended April 30, 2003, are attached as Appendix B. This information is derived from and should be read in conjunction with the financial statements of Technology Fund and notes thereto, included in the Trust's Annual Report to Shareholders for the period ended October 31, 2002 which are incorporated by reference into the SAI together with the report of the independent certified public accountants, PricewaterhouseCoopers LLP, thereon.

INVESTMENT OBJECTIVE AND POLICIES

      For a discussion of Technology Fund's investment objective and policies and the risk factors associated with an investment in the Fund in addition to that included in this Prospectus, see "Technology Fund" in the Heritage Equity Funds Prospectus.

INVESTMENT MANAGER, SUB-ADVISER AND PORTFOLIO MANAGER

      For a discussion of Technology Fund's investment manager, sub-adviser, and portfolio manager, see "Who Manages Your Fund" in the Heritage Equity Funds Prospectus.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      See Appendix C for management's discussion of the performance of Technology Fund as included in the Trust's Annual Report to Shareholders dated October 31, 2002 and Semi-Annual Report to Shareholders dated April 30, 2003 and the material factors affecting this performance.

TECHNOLOGY FUND SHARES

      For a discussion of Technology Fund's shares, including voting rights and exchange rights, and how the shares may be purchased and redeemed, in addition to that included in this Prospectus, see "Your Investment" in the Heritage Equity Funds Prospectus.

TAXES, DIVIDENDS, AND OTHER DISTRIBUTIONS

      For a discussion of Technology Fund's policy with respect to dividends and other distributions and the tax consequences of an investment in its shares, in addition to that included in this Prospectus, see "Taxes" in the Heritage Equity Funds Prospectus.


       INFORMATION REGARDING FIVE PERCENT SHARE OWNERSHIP AND INTERESTS OF
                               AFFILIATED PERSONS

FIVE PERCENT HOLDERS

      On October 31, 2003 there were no beneficial or record owners of more than 5% of Growth Equity Fund or Technology Fund.

SHARES HELD BY OFFICERS AND DIRECTORS

      On October 31, 2003, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

INTERESTS OF AFFILIATED PERSONS

      Heritage, the investment manager and administrator of the Funds, may be deemed to benefit from the Reorganization because the combination of the Funds will eliminate expenses, such as fund accounting, legal, and shareholder reporting, that are involved in maintaining Technology Fund as a separate series of the Trust. Heritage anticipates that this will produce economies of scale in Growth Equity Fund and make Growth Equity Fund more marketable, as well as eliminate the need for further expense reimbursements with respect to Technology Fund.


                                  MISCELLANEOUS

AVAILABLE INFORMATION

      The Trust and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York (233 Broadway, New York, New York 10279). Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

LEGAL MATTERS

      Certain legal matters in connection with the issuance of Growth Equity Fund shares as part of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, counsel to the Trust.

EXPERTS

      The Funds' audited financial statements, incorporated by reference in the Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, the Funds' independent certified public accountants.

                                                                      APPENDIX A

                 FORM OF PLAN OF REORGANIZATION AND TERMINATION

         THIS PLAN OF REORGANIZATION AND TERMINATION ("PLAN") is adopted by Heritage Series Trust, a Massachusetts business trust ("TRUST"), on behalf of Heritage Technology Fund ("TARGET") and Heritage Growth Equity Fund ("ACQUIRING FUND"), each a segregated portfolio of assets ("series") thereof (each a "FUND").

         Trust wishes to effect a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("CODE"), and intends this Plan to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under section 368(a) of the Code ("REGULATIONS"). The reorganization will consist of (1) the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund ("ACQUIRING FUND SHARES") and Acquiring Fund's assumption of Target's liabilities, (2) the distribution of those shares PRO RATA to the holders of shares of beneficial interest in Target ("TARGET SHARES") in exchange for the Target Shares and in liquidation of Target, and (3) Target's termination, all on the terms and conditions set forth herein (such transactions being referred to herein collectively as the "REORGANIZATION").

         Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly organized and validly existing under the laws of The Commonwealth of Massachusetts (a so-called "Massachusetts business trust"); and a copy of its Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since. Trust is an "investment company" as defined in the Investment Company Act of 1940, as amended ("1940 ACT"), that is classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect. Each Fund is a duly established and designated series of Trust.

         Target Shares are divided into three classes, designated Class A shares, Class B shares, and Class C shares ("CLASS A TARGET SHARES," "CLASS B TARGET SHARES," and "CLASS C TARGET SHARES," respectively). Acquiring Fund Shares also are divided into three classes, also designated Class A shares, Class B shares, and Class C shares ("CLASS A ACQUIRING FUND SHARES," "CLASS B ACQUIRING FUND SHARES," and "CLASS C ACQUIRING FUND SHARES," respectively). Each class of Acquiring Fund Shares is substantially similar to the correspondingly designated class of Target Shares, I.E., the Funds' Class A, Class B, and Class C shares correspond to each other.

         All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of Trust acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, Trust acting on behalf of that Fund.

1.       PLAN OF REORGANIZATION AND TERMINATION
         --------------------------------------

         1.1. Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("ASSETS") to Acquiring Fund. In exchange therefor, Acquiring Fund shall --

            (a) issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("TARGET VALUE") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), and (ii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and

            (b) assume all of Target's liabilities described in paragraph 1.3 ("LIABILITIES").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

         1.2. The Assets shall consist of all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property Target owns at the Effective Time (as defined in paragraph 3.1).

         1.3. The Liabilities shall consist of all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known Liabilities before the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed (a) substantially all (and in any event not less than 90%) of its "investment company taxable income" (within the meaning of section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) substantially all of its "net capital gain" (as defined in section 1222(11) of the Code), after reduction by any capital loss carryforward, for the current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record, determined as of the Effective Time (each a "SHAREHOLDER"), in constructive exchange for their Target Shares. That distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring those Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (I.E., the account for a Shareholder of Class A Target Shares shall be credited with the respective PRO RATA number of Class A Acquiring Fund Shares due that Shareholder, the account for a Shareholder of Class B Target Shares shall be credited with the respective PRO RATA number of

Class B Acquiring Fund Shares due that Shareholder, and the account for a Shareholder of Class C Target Shares shall be credited with the respective PRO RATA number of Class C Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

         1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Trust and any further actions shall be taken in connection therewith as required by applicable law.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom those Acquiring Fund Shares are to be issued, as a condition of that transfer.

2.       VALUATION
         ---------

         2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("VALUATION TIME"), using the valuation procedures set forth in Trust's then-current prospectus and statement of additional information, less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using such valuation procedures.

         2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Heritage Asset Management, Inc. ("ADVISER").

3.       CLOSING AND EFFECTIVE TIME
         --------------------------

         3.1. The Reorganization, together with related acts necessary to consummate the same ("CLOSING"), shall occur at Trust's principal office on or about December __, 2003, or at such other place and/or on such other date Trust determines. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time Trust determines ("EFFECTIVE TIME"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of Target's net value and/or the NAV per share of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

         3.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to that information on Target's books immediately before the Closing. Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3. Trust's transfer agent shall deliver at the Closing a certificate as to the opening of accounts in the Shareholders' names on Acquiring Fund's share transfer books and a confirmation, or other evidence satisfactory to Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target's account on Acquiring Fund's books.

4.       CONDITIONS PRECEDENT
         --------------------

         4.1. Trust's obligation to implement this Plan on Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

            4.1.1. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" (as referred to in section 851(b)(2) of the Code)); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

            4.1.2. Target is not in violation of, and the adoption of this Plan and consummation of the Reorganization will not conflict with or violate, Massachusetts law or any provision of Trust's Declaration of Trust or By-Laws (collectively, "GOVERNING Documents") or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound;

            4.1.3. All material contracts and other commitments of or applicable to Target (other than this Plan and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

            4.1.4. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the Reorganization;

            4.1.5. Target incurred the Liabilities in the ordinary course of its business;

            4.1.6. Target is a "fund" (as defined in section 851(g)(2) of the Code); it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

            4.1.7. From the time it commenced operations through the Effective Time, Target has conducted and will conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; before the Effective Time Target will not (a) dispose of and/or acquire any assets (1) for the purpose of satisfying Acquiring Fund's investment objective or policies or (2) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies; and Trust believes, based on its review of each Fund's investment portfolio, that most of Target's assets are consistent with Acquiring Fund's investment objective and policies and thus can be transferred to and held by Acquiring Fund;

            4.1.8. Target is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code);

            4.1.9. During the five-year period ending at the Effective Time, (a) neither Target nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and
         (b) no distributions will have been made with respect to Target Shares, other than normal, regular dividend distributions made pursuant to Target's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code;

            4.1.10.  Not more than 25% of the  value of  Target's  total  assets
         (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

            4.1.11. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 2002, have been timely filed and all taxes payable pursuant to those returns have been timely paid.

         4.2. Trust's obligation to implement this Plan on Target's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

            4.2.1.  No  consideration  other than  Acquiring  Fund  Shares  (and
         Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            4.2.2. The Acquiring Fund Shares to be issued and delivered to Target hereunder will have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable by Trust;

            4.2.3. Acquiring Fund is not in violation of, and the adoption of this Plan and consummation of the Reorganization will not conflict with or violate, Massachusetts law or any provision of the Governing Documents or of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound;

            4.2.4. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the Reorganization;

            4.2.5. Acquiring Fund is a "fund" (as defined in section 851(g)(2) of the Code); it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

            4.2.6. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act;

            4.2.7. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

            4.2.8. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or statutory trust or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization;

            4.2.9. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

            4.2.10. During the five-year period ending at the Effective Time, neither Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Shares with consideration other than Acquiring Fund Shares;

            4.2.11. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers; and

            4.2.12. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 2002, have been timely filed and all taxes payable pursuant to such returns have been timely paid.

         4.3. Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following additional conditions at or before (and continuing through) the Effective Time:

            4.3.1. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it constructively surrenders in exchange therefor;

            4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person "related" (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Target's shareholders' interests that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

            4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

            4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

            4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization. For the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

            4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that Shareholder held; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

            4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of Acquiring Fund;

            4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization
         (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("REORGANIZATION EXPENSES");

            4.3.10. The aggregate value of the acquisitions, redemptions, and distributions limited by paragraphs 4.1.9, 4.2.6, and 4.2.10 will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in Target at the Effective Time;

            4.3.11.  Trust's  current  prospectus  and  statement of  additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 ACT"), and the 1940 Act, and the rules and regulations thereunder and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            4.3.12. This Plan has been duly authorized by all necessary action required by the Governing Documents and applicable law, including authorization of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of each Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws relating to or affecting creditors' rights generally and by general principles of equity;

            4.3.13. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act for Trust's adoption of this Plan, except for consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Effective Time;

            4.3.14. All necessary filings will have been made with the SEC and state securities authorities, and no order or directive will have been received that any other or further action is required to permit Trust to carry out the Reorganization; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the Reorganization will have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

            4.3.15. At the Effective Time, no action, suit, or other proceeding will be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the Reorganization; and

            4.3.16.  Trust  will have  received  an  opinion  of  Kirkpatrick  &
         Lockhart LLP ("COUNSEL"), addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("TAX OPINION"). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and any other representations of responsible Trust officers. The Tax Opinion will be substantially to the effect that, based on the facts and assumptions stated therein, and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                           (a) Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a "reorganization" as defined in section

                  368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                           (b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

                           (c) Acquiring  Fund will recognize no gain or loss on
                  its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

                           (d) Acquiring  Fund's basis in each Asset will be the
                  same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for each Asset will include Target's holding period therefor;

                           (e) A Shareholder  will  recognize no gain or loss on
                  the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

                           (f) A Shareholder's  aggregate basis in the Acquiring
                  Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

         Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. TERMINATION AND AMENDMENT OF PLAN
   ---------------------------------

         5.1. Trust's board of trustees may terminate this Plan and abandon the Reorganization at any time before the Closing if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

         5.2. Trust's board of trustees may amend, modify, or supplement this Plan at any time in any manner.

6. MISCELLANEOUS
   -------------

         6.1. This Plan shall be construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         6.2. The Funds shall bear all the Reorganization Expenses in proportion to their respective net assets as of the Valuation Time, provided that Adviser shall bear part or all of the Reorganization Expenses so allocable to each Fund to the extent Adviser is required to do so pursuant to any expense limitation it has agreed to with Trust.

         6.3. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

         6.4. Notice is hereby given that this instrument is adopted on behalf of Trust's trustees solely in their capacities as trustees, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders or any series of Trust other than the Funds but are only binding on and enforceable against the respective Funds' property. Trust, in asserting any rights or claims on either Fund's behalf under this Plan, shall look only to the other Fund's property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

                                                                                                                        APPENDIX B-1

                                                        FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                              HERITAGE SERIES TRUST--GROWTH EQUITY FUND
                                                        FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance  information derived from the financial statements.

                                               CLASS A SHARES*                                   CLASS B SHARES*
                         -------------------------------------------------------------------------------------------------------

                            FOR THE                                          FOR THE
                           SIX-MONTH                                        SIX-MONTH
                           PERIOD                                            PERIOD
                            ENDED          FOR THE FISCAL YEARS ENDED         ENDED            FOR THE FISCAL YEARS ENDED
                            APRIL                   OCTOBER 31               APRIL 30,                  OCTOBER 31
                           30, 2003    ------------------------------------   2003      --------------------------------------
                         (UNAUDITED)   2002   2001    2000    1999    1998  (UNAUDITED) 2002    2001    2000     1999    1998+
                         -----------   ----   ----    ----    ----    ----  ----------- ----    ----    ----     ----    -----
Net asset value,
      beginning
      of period            $22.18     $27.20  $50.91  $43.44  $28.82  $23.77   $20.77   $25.66  $48.87   $42.17  $28.18  $24.33
                           ------     ------  ------  ------  ------  ------   ------   ------  ------   ------  ------  ------
Income from Investment
      Operations:
      Net investment
      loss                  (0.03)     (0.10)  (0.18)  (0.39)  (0.20)  (0.11)   (0.10)   (0.28)   (0.40)  (0.77)  (0.47)  (0.23)
      Net realized and
      unrealized gain
      (loss)
      on investments         0.88      (4.92) (14.92)  13.33   14.82    5.48     0.82    (4.61)  (14.20)  12.94   14.46    4.08
                             ----      ------ -------  -----   -----    ----     ----    ------  -------  -----   -----    ----
      Total from
      Investment
      Operations             0.85      (5.02) (15.10)  12.94   14.62    5.37     0.72    (4.89)  (14.60)  12.17   13.99    3.85
                             ----      ------ -------  -----   -----    ----     ----    ------  -------  -----   -----    ----
Less Distributions:
      Distributions
      from net
      realized gains           --         --   (8.61)  (5.47)     --   (0.32)      --       --    (8.61)  (5.47)     --      --
                           ------     ------   ------  ------ ------   ------  ------   ------    ------  ------ ------  ------
Net asset value, end of
      period               $23.03     $22.18  $27.20  $50.91  $43.44  $28.82   $21.49   $20.77   $25.66  $48.87  $42.17  $28.18
                           ======     ======  ======  ======  ======  ======   ======   ======   ======  ======  ======  ======
Total Return (%)(a)          3.83(b)  (18.46) (34.31)  31.04   50.73   22.84     3.47(b)(19.06)  (34.82)  30.05   49.65   15.82(b)

Ratios and Supplemental
      Data
      Expenses to
      average
      daily net
      Assets(%)              1.35(c)    1.26    1.22    1.19    1.24    1.38     2.10(c)  2.01     1.97    1.94   1.98     2.11(c)

Net investment loss to
      average daily net
      Assets(%)             (0.26)(c)  (0.37)  (0.53)  (0.73)  (0.56)  (0.40)   (1.0l)(c)(1.12)   (1.28)  (1.48)  (1.30)  (1.10)(c)

Portfolio turnover rate
      (%)                      86        158     205     392     160      54       86      158      205     392     160      54
Net assets, end of
      period ($ millions)     136        117      93     135      67      40       26       27       40      45      16       5

----------------
*    Per share amounts have been calculated using the monthly average share method.
+    For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a)  These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.
------------------------------------------------------------------------------------------------------------------------------------

                                                                B-1a

                                                                    APPENDIX B-1

--------------------------------------------------------------------------------
                    HERITAGE SERIES TRUST--GROWTH EQUITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                               CLASS C SHARES*
                          -------------------------------------------------

                          FOR THE
                         SIX-MONTH
                           PERIOD
                            ENDED           FOR THE FISCAL YEARS ENDED
                            APRIL                   OCTOBER 31
                          30, 2003     --------------------------------------
                         (UNAUDITED)   2002    2001    2000    1999    1998
                         -----------   ----    ----    ----    ----    ----
Net asset value,
      beginning
      of period            $20.77     $25.65  $48.86  $42.15  $28.18  $23.42
                           ------     ------  ------  ------  ------  ------
Income from Investment
      Operations:
      Net investment
      loss                  (0.10)     (0.28)  (0.40)  (0.76)  (0.47)  (0.31)
      Net realized and
      unrealized gain
      (loss)
      on investments         0.81      (4.60) (14.20)  12.94   14.44    5.39
                             ----      ------ -------  -----   -----    ----
      Total from
      Investment
      Operations             0.71     (4.88)  (14.60)  12.18   13.97    5.08
                             ----     ------  -------  -----   -----    ----
Less Distributions:
      Distributions
      from net
      realized gains           --         --   (8.61)  (5.47)     --   (0.32)
                           ------    -------   ------  ------  -----   ------
Net asset value, end of
      period               $21.48     $20.77  $25.65  $48.86  $42.15  $28.18
      ------               ======     ======  ======  ======  ======  ======
Total Return (%)(a)          3.47(b)  (19.03) (34.82)  30.09   49.57   21.93

Ratios and Supplemental
      Data
      Expenses to
      average
      daily net
      Assets(%)              2.10(c)    2.01    1.97    1.94    1.99    2.13

Net investment loss to
      average daily net
      Assets(%)             (1.01)(c)  (1.12)  (1.28)  (1.48)  (1.31)  (1.15)

Portfolio turnover rate
      (%)                      86        158     205     392     160      54
Net assets, end of
      period ($ millions)      80         78      92     141      75      39

----------------
*    Per share  amounts have been  calculated  using the monthly  average  share method.
+ For the period January 2, 1998 (commencement of Class B shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.
--------------------------------------------------------------------------------

                                      B-1b

                                                                                                                 APPENDIX B-2
                                                     FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
                                            HERITAGE SERIES TRUST--TECHNOLOGY FUND
                                                     FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

The following table includes  selected data for a share outstanding  throughout each period and other performance  information derived from the financial statements.

                                                        CLASS A SHARES*                            CLASS B SHARES*
                                    -----------------------------------------------------------------------------------------

                                        FOR THE                                     FOR THE
                                       SIX-MONTH                                   SIX-MONTH
                                        PERIOD                                      PERIOD
                                         ENDED      FOR THE FISCAL YEARS ENDED      ENDED      FOR THE FISCAL YEARS ENDED
                                       APRIL 30,             OCTOBER 31            APRIL 30,            OCTOBER 31
                                         2003      ----------------------------      2003      --------------------------
                                     (UNAUDITED)   2002     2001       2000+      (UNAUDITED)   2002      2001     2000+
                                     -----------   ----     ----       -----      -----------   ----      ----     -----
Net asset value, beginning of          $4.42       $6.64    $17.43    $14.29         $4.32      $6.53    $17.31    $14.29
  period                               -----       -----   -------    ------         -----      -----    ------    ------

Income from Investment Operations:
Net investment loss                    (0.03)      (0.10)    (0.13)    (0.26)        (0.04)     (0.14)    (0.21)    (0.40)
Net realized and unrealized gain
  (loss) on investments                 0.26       (2.12)    (9.70)     3.40          0.25      (2.07)    (9.61)     3.42
                                        ----       ------    ------     ----          ----      ------    ------     ----
Total from Investment Operations        0.23       (2.22)    (9.83)     3.14          0.21      (2.21)    (9.82)     3.02
                                        ----       ------    ------     ----          ----      ------    ------     ----
Less Distributions:
Distributions from net realized           --         --      (0.96)       --            --         --     (0.96)       --
  gains                                -----      ------     ------    -----          ----     ------     ------     ----

Net asset value, end of period         $4.65       $4.42     $6.64    $17.43         $4.53      $4.32     $6.33    $17.31
                                       =====       =====     =====    ======         =====      =====     =====    ======
Total Return(%)(a)                      5.43(b)   (33.43)   (58.84)    21.97(b)       4.86(b)  (33.84)   (59.21)    21.13(b)

Ratios and Supplemental Data
 Expenses to average daily net
   assets
   With expenses waived (%)             1.65(c)     1.65      1.65      1.62(c)       2.40(c)    2.40      2.40      2.37(c)
   Without expenses waived (%)          2.93(c)     2.09      1.77      1.62(c)       3.68(c)    2.84      2.52      2.37(c)
 Net investment loss to average        (l.11)(c)   (1.55)    (1.36)    (1.37)(c)     (1.86)(c)  (2.30)    (2.11)    (2.12)(c)
   daily net assets (%)
Portfolio turnover rate (%)              150         243       555       441           150        243       555       441
Net assets, end of period
($ millions)                              10          11        23        65             4          5         9        24

----------------
*    Per share amounts have been calculated using the monthly average share method.
+    For the period November 18, 1999 (commencement of Class B shares) to October 31, 2000.
(a)  These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.
-----------------------------------------------------------------------------------------------------------------------------
                                                             B-2a

                                                                    APPENDIX B-2

--------------------------------------------------------------------------------
                     HERITAGE SERIES TRUST--TECHNOLOGY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        CLASS C SHARES*
                                    --------------------------------------------

                                    FOR THE
                                    SIX-MONTH
                                     PERIOD         FOR THE FISCAL YEARS ENDED
                                    ENDED APRIL             OCTOBER 31
                                     30, 2003     ------------------------------
                                    (UNAUDITED)    2002      2001      2000+
                                    -----------    ----      ----      -----

Net asset value, beginning of         $4.32       $6.53     $17.30    $14.29
  period                              -----       -----     ------    ------

Income from Investment Operations;
Net investment loss                   (0.04)      (0.14)     (0.20)    (0.40)
Net realized and unrealized gain
  (loss) on investments                0.25       (2.07)     (9.61)     3.41
                                       ----       ------     ------     ----
Total from Investment Operations       0.21       (2.21)     (9.81)     3.01
                                       ----       ------     ------     ----
Less Distributions:
Distributions from net realized          --          --      (0.96)       --
  gains                                ----      ------      ------    -----

Net asset value, end of period        $4.33       $4.32      $6.33    $17.30
                                      =====       =====      =====    ======
Total Return(%)(a)                     4.86(b)   (33.84)    (59.19)    21.06(b)

Ratios and Supplemental Data
 Expenses to average daily net
   assets
   With expenses waived (%)            2.40(c)     2.40       2.40      2.37(c)
   Without expenses waived (%)         3.68(c)     2.84       2.52      2.37(c)
 Net investment loss to average       (l.86)(c)   (2.30)     (2.11)    (2.12)(c)
   daily net assets (%)
Portfolio turnover rate (%)             150         243        555       441
Net assets, end of period
($ millions)                              7           7         14        40

----------------
*    Per share  amounts have been  calculated  using the monthly  average  share method.
+ For the period November 18, 1999 (commencement of Class B shares) to October 31, 2000.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.
--------------------------------------------------------------------------------

                                      B-2b

                                                                    APPENDIX C-1

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH EQUITY FUND Portfolio Commentary
---------------------------------------

                                                                    May 27, 2003

Dear Valued Shareholders:

We are pleased to provide you with the semiannual report for the seven portfolios (the "Funds") of the Heritage Series Trust for the six-month reporting period ended April 30, 2003. From November through March weak economic data, a few instances of corporate malfeasance, a Code Orange terror alert, heightened war worries, higher oil prices pushed stock prices lower. In April, better-than-expected first-quarter earnings coupled with a successful conclusion to Operation Iraqi Freedom augmented returns for the Funds as well as the overall market. Below is a more detailed discussion of how each of the Funds performed during the reporting period.

For the six-month reporting period the HERITAGE SERIES TRUST--AGGRESSIVE GROWTH FUND Class A shares returned +9.34% outperforming its benchmark, the Russell 2000 Growth Index, which returned +7.67%. The fund benefited from its positions in the technology sector including purchases of shares of Amdocs, Comverse Technology, Datastream Systems, Eclipsys Corporation and Vishay Intertechnology. Another strong performer for the fund was Multimedia Games, which reported an increase in revenues of 29% for the six-month period ended March 31, 2003. Outside of the technology sector, Genesco and Laboratory Corporation of America were also up strongly. All of the above-named securities continued to be held in the fund's portfolio at the end of the reporting period.

Not all investments in the fund fared well. The Aggressive Growth Fund established a position in Tech Data Corporation, but a downgrade by Smith Barney Citigroup on April 30, 2003 (the last day covered in this report) resulted in a decrease in the stock price of more than 8%. As of the date of this letter, a full position in Tech Data remains in the fund and the price of the stock has recovered. The fund also initiated a position in Cadence Design Systems which was sold in early January resulting in a loss to the fund. The fund's position in Copart, a provider of salvage vehicle auction services, was doubled during the period as the price per share declined.

The fund also realized losses in Mandalay Resort Group, Rockwell Collins, Main Street & Main and Scientific Games which were sold as their price performance weakened during the reporting period.

The HERITAGE SERIES TRUST--GROWTH EQUITY FUND Class A shares returned +3.83% for the reporting period, while its benchmark index, the Standard & Poor's 500 Composite Stock Price Index, returned +4.47%. The technology, healthcare, financial services, and consumer sectors each contributed positively to performance. In the technology sector, purchases of Cisco, (up more than 30% during the reporting period), and holdings in EMC Corporation, up more than 75% during the reporting period, affected the fund's performance favorably. Semiconductor stocks including Intel Corporation, Linear Technology, Maxim Integrated, Texas Instruments, Taiwan Semiconductor Manufacturing Company and National Semiconductor Corporation (which was purchased and subsequently divested during the reporting period), were all strong performers for the fund. The software industry underperformed within the technology sector, as Microsoft Corporation and Intuit lagged the market.

The healthcare sector's contribution to the Growth Equity Fund's performance benefited from an increase in the price per share of St. Jude Medical, Amgen, Wyeth, and Merck. St. Jude Medical's growing sales in the Implantable Cardiac Defibrillator market has contributed to strong recent earnings growth. Shares of HCA were weak during the reporting period and detracted from the fund's performance. The fund added to positions in Baxter and Abbott Labs. Financial services holdings in Travelers Property Casualty, Lehman Brothers, American Express, Citigroup, and Merrill Lynch outperformed the index, while Hartford Financial, Freddie Mac, and American International Group underperformed the index. The fund's weighting in the group was reduced during the reporting period by selling Lehman Brothers and trimming positions in American international Group and Citigroup. In the consumer sector, investments in Cendant, Univision, Walt Disney, and Home Depot outperformed, while beverage holdings declined in value. Coca Cola's price per share declined during the reporting period and was sold. With Anheuser-Busch, the fund continued to build its position despite a slight decline in share price. Also during the reporting period, aerospace/defense name Lockheed Martin and conglomerate SPX Corporation detracted from the performance of the fund. As a reminder, investors often pay higher prices for "growth companies" based upon an expectation that earnings growth will exceed the average of all companies. If earnings expectations are not met, prices may decline due to a contraction in the price earnings ratio in addition to a reduction in the estimated earnings expected.

For the reporting period, HERITAGE SERIES TRUST--INTERNATIONAL EQUITY FUND Class A shares returned +2.38% compared to +2.04% for its benchmark, the Morgan Stanley Capital International Europe, Australia, Far East Index. The outperformance of the fund's portfolio was due primarily to stock selection. In the United Kingdom, increasing the fund's positions in telecommunications company, Vodafone and in Royal Bank of Scotland resulted in gains as prices per share increased by more than 20% and 10%, respectively. However, Hilton Group, Regents Inns, and Pearson experienced price declines.

In France, BNP Paribas and OTP Bank, two new additions to the fund during the reporting period, performed well. Doubling the fund's position in telecommunication equipment maker Alcatel was advantageous, as its price per share during the reporting period rose more than 60%. Oil company Total Fina and construction material producer Lafarge continued to disappoint, but their positions were maintained. In Germany, cosmetic and personal care company Wella performed exceptionally (with a price per share increase of more than 90%) on news that Procter & Gamble had signed an agreement to purchase a controlling interest from the majority voting shareholders. Stada Arzneimittel, one of Europe's leading companies for non-patented medical products (mainly comprised of generics), rebounded during the period and continues to perform well as of the date of this letter. In Spain, an initial investment position in electric utility Endesa provided positive performance for the fund. UniCredito Italiano, Vinci, Orkla and especially Erste Bank der Oesterreichischen (whose price per share increased more than 35% during the reporting period) were among other continental European companies that substantially rebounded and were top contributors to the fund. The fund continues to hold, and in some cases increase, its position in two Norwegian banks, Sparebanken Midt-Norge and Sparebanken Rogaland, as well as Akzo Nobel, a diversified chemical product manufacturer headquartered in the Netherlands.

The fund portfolio managers continued to increase their positions in Canadian oil companies, which provided positive performance during the reporting period. Price per share of Canadian Natural Resources, EnCana, Petro-Canada and Suncor

Energy increased from 12% to 22% from the beginning to end of the reporting period. Maintaining the position in Royal Bank of Canada also helped the fund, as the price per share increased by 19%. Unfortunately, regardless of sector, industry or market-cap, most of the fund's portfolio investments in Japan decreased in value during this reporting period. While the fund did divest its entire position in Honda Motor Company, the positions in most of the securities invested in Japanese companies were increased during the reporting period. It is important to remember that investments in international securities involve certain risks that differ from the risks of investments in domestic securities. International securities are susceptible to fluctuations in currency exchange rates, political or economic conditions and regulatory requirements that could affect the fund's return.

The HERITAGE SERIES TRUST--MID CAP STOCK FUND Class A shares returned +4.28%, slightly outperforming the +3.97% return of the Standard & Poor's MidCap 400 Index. The top performer for the fund was Doral Financial, whose price per share rose more than 50%. Gains were realized on investments in diversified insurance brokerage company Brown & Brown, computerized online lottery systems operator GTECH Holdings and internet commerce giant USA Interactive. Another top contributor for the Fund was A.O. Smith Corporation as its price per share rose over 35% during the reporting period. The fund's performance also benefited from new positions in Delta & Pine Land Company, ITT Educational Services and Liberty Media Corporation.

However, not all new stock selections performed positively. T he fund's investments in Mantech International and Amsurg Corporation penalized returns. Losses were realized on investments in Scientific Games, G&K Services, Salem Communications and Tech Data and the positions were sold. As a reminder, investments in mid cap companies and especially small cap companies, carry increased risks of business failure and are thus more volatile than larger companies. For example, H&R Block, a mid cap security with more than $7 billion in market capitalization, declined sharply (price per share declined more than 25%) within the first week of the reporting period, due to class action suits brought against it on allegations of misleading investors with regards to its financial results.

During the reporting period, the fund expanded the holdings in the oil and gas industry. Positions in Ensco International, GlobalSantaFe Corporation, Noble Corporation and Rowan Companies were all initiated and subsequently lost value. However, as of the date of this letter, all have substantially rebounded and, with the exception of Noble, all have generated unrealized gains.

For the six-month reporting period the HERITAGE SERIES TRUST--SMALL CAP STOCK FUND Class A shares returned +3.14%,(a) underperforming the Russell 2000 Index
(b)return of +7.55%.

Avid Technologies, with a price per share increase of more than 90%, became a top contributor to the fund's return. The price per share for Capital Crossing Bank, Iron Mountain, GTECH Holdings, Multimedia Games, Patterson-Uti Energy, Sola International, and John Wiley & Sons continued to increase during the reporting period. Some of last fiscal year's laggards rebounded during the reporting period and made substantial contributions to the fund's return. Among these contributors were, Cognex Corporation, Coherent, FactSet Research Systems, Medics Pharmaceutical, NCO Group, Spartech Corporation, and DataStream, whose price per share increased by more than 50%, during the reporting period. After substantial unrealized losses last fiscal year, Eclipsys, Plantronics and Universal Electronics price per share increased more than 85%, 20% and 33%, respectively.

Most notably, Investment Technology's price per share decreased by more than 60% before it was sold, and Kansas City Southern was sold towards the end of the reporting period as its price per share declined. Both of these securities entered this reporting period with substantial unrealized gains. MCG Capital Corporation's price per share continued to decrease since last fiscal year and the position was subsequently sold. Positions were maintained in Rayovac, three commercial services companies, Hall Kinion & Associates, SOURCECORP and TeleTech

Holdings, even as unrealized losses penalized results. Although the fund has a net unrealized gain in Investors Financial Services and North Fork Bancorporation, the decrease in their price per share during the reporting period of more than 25% and 15%, respectively, impacted the fund's returns. As a reminder, investments in small cap companies generally involve greater risks than medium- or large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

While the HERITAGE SERIES TRUST--TECHNOLOGY FUND'S Class A shares returned +5.43%(a) during the reporting period, it fell short when compared to the Goldman Sachs Technology Index(b) return of +10.29%. The fund's underperformance of its benchmark index can be attributed primarily to a defensive investment strategy initiated in mid January 2003. This defensive positioning helped the fund's return for several months. However, during the market rally through the latter part of March and April of 2003, this investment strategy detracted from the fund's performance. High cash balances (20% or more of net assets in cash) and the purchase of a put option on the benchmark index, was consistent with the portfolio manager's view at the time that the market yielded a limited number of attractive investment opportunities within the technology sector.

Positions in the software industry benefited the fund's performance. Roxio and Vignette Corporation were top performers for the fund. Citrix Systems and Bea Systems, two other top contributors for the fund from the software industry, were sold during November and December 2002 as their price per share continued to increase. Parametric Technology also performed well; one-third of its position was sold during the reporting period, and about another third was sold since the date of this letter. However, the fund's investment in Activision, an interactive entertainment and leisure software company, penalized results. The fund has maintained its position in the company and its price per share has increased after the company raised its projected revenues for the fourth quarter of its fiscal 2003 year. Outside of the software industry, the fund benefited from its investment in WebMD, as its price per share rose more than 50% during the reporting period. JDS Uniphase bounced back from its lows during October 2002 and closed up over 40% at the end of the reporting period.

The Technology Fund's return was affected adversely by investments in the semiconductor industry. The price of TriQuint Semiconductor dropped by more than 30% during the reporting period. Integrated Device Technology, a manufacturer of a broad range of high-performance semiconductor products, was sold during the reporting period but not before it negatively impacted the fund's performance. Outside the semiconductor industry, Merix Corporation and StorageNetworks hurt the fund's performance. As you are aware, the fund concentrates its investments in the information technology sector. As a result, the fund's investments are subject to specific sector risk in addition to general market risks.

For the reporting period, the Class A shares of the HERITAGE SERIES TRUST--VALUE EQUITY FUND returned +2.79%(a) as compared to the Russell 1000 Value Index(b) return of +5.25%. Insurance companies Anthem, Travelers Property Casualty, ACE and MBIA (a provider of loan guarantees) all contributed to the fund's return. With the exception of credit card issuer MBNA, financial service companies, such as Fannie Mae, Citigroup, Goldman Sachs and Merrill Lynch also contributed to the fund's return. However, the finance sector's contribution to the fund's return was reduced by its holdings in the banking industry including Wells
Fargo, Regions Financial Corp and Mellon Financial. Positions in Beckman Coulter, a designer and manufacturer of laboratory instruments, were established in November and December and by the end of the reporting period the stock was the top contributor to the fund's performance. Investments in Dow Chemical and Arrow Electronics were top performers during the period as their price per share increased by more than 25%.

The fund's investments in the energy sector hurt performance. Positions in Transocean, BP and ChevronTexaco decreased in value; however, as of the date of this letter, their stock prices have rebounded. Investments in the consumer goods sector also impacted negatively on the fund's performance. The price of Safeway quickly dropped by 17% on April 16, 2003, after the company announced flat first-quarter comparable-store sales and lower earnings. Following a downgrade by Salomon Smith Barney the following day, part of the position was divested and the rest sold off at the end of the reporting period. Jones Apparel Group, a consumer goods designer and marketer of branded apparel, declined by 11% following a press release in February disclosing that a license to market the profitable Lauren brand could expire in 2003 instead of 2006 as originally expected. Several other consumer good stocks such as Kimberly-Clark, CVS Corporation and McDonald's did not perform well for the fund. Boeing was sold in early April as its price per share had decreased by more than 15%.

We would like to note that Dreman Value Management, L.L.C. was appointed to serve as the new subadviser to the Value Equity Fund, effective June 1, 2003. Dreman Value is an experienced "contrarian" value manager which has been engaged in the money management business since 1977. The firm currently manages in excess of $6.3 billion as of March 31, 2003. David Dreman, chairman of Dreman Value Management, will serve as the fund's portfolio manager.

WE THANK YOU FOR YOUR CONTINUED INVESTMENTS IN THE FUNDS. We are pleased to be given the opportunity to provide to you an account of what occurred in your fund(s) during this reporting period(a). In conjunction with our philosophy, "The Intelligent Creation of Wealth", it is important that you understand the risks involved in your investments and we urge you to read your prospectus carefully and understand the principal risks involved with each investment in the Heritage Series Trust. Please contact your financial advisor or Heritage Asset Management (800) 421-4184 with any questions you may have.


                                                   Sincerely,



                                                   Richard K. Riess
                                                   President

                                                                    APPENDIX C-2


                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

GROWTH EQUITY FUND Portfolio Commentary
---------------------------------------

                                                               November 26, 2002

Dear Fellow Shareholders:

While equities have been volatile, over the long term the Heritage Series Trust -- Growth Equity Fund (the "Fund") continues to perform well. The Fund's performance fell between the Standard & Poor's 500 Composite Stock Price Index(a) ("S&P 500 Index") and the Russell 1000 Growth Index(a) during the fiscal year ended October 31, 2002, but returns remain strong long-term. The table below depicts how our Fund's Class A shares compare to these indices for the period ended October 31, 2002.

                                    CALENDAR
                                  YEAR TO DATE      1-YEAR     3-YEAR     5-YEAR
                                  ------------      ------     ------     ------
Growth Equity Fund Class A
  shares(b)                          -26.14%       -18.46%     -11.13%    +5.38%
S&P 500 Index                        -21.84%       -15.11%     -12.22%    +0.73%
Russell 1000 Growth Index            -26.52%       -19.62%     -19.19%    -2.45%

As illustrated in the table below, the Fund's Class A shares have compared favorably among its mutual fund peers as measured by Morningstar Inc.(c) and Lipper Analytic Services(c) rankings for the periods ended October 31, 2002.

                                        PERCENT RANKING IN CATEGORY
                           -----------------------------------------------------
                               1-YEAR       2-YEAR        3-YEAR       5-YEAR
                               ------       ------        ------       ------
MORNINGSTAR, INC.              Top 48%         N/A        Top 17%       Top 5%
 LARGE GROWTH CATEGORY     (our of 1,133)              (out of 773) (out of 507)


(a) Please refer to the inside back cover for index descriptions.

(b) Total returns are annualized (with the exception of "Year to Date") and include the effect of reinvesting dividends. See the letter on page 1 by Richard K. Riess for a full statement of returns. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(c) Morningstar Inc. and Lipper Analytic Services base their respective category rankings on the fund's total-return percentile rank for the specified period relative to all funds in the same category. Both rankings do not adjust total return for either front-end or contingent deferred sales charges. The highest (or most favorable) percentile rank is I and the lowest (or least favorable) percentile rank is 100. Past performance is no guarantee of future results.

LIPPER ANALYTIC SERVICES       Top 40%      Top 33%       Top 8%       Top 3%
 LARGE CAP GROWTH EQUITY    (out of 643)  (out of 578) (out of 427) (out of 298)
 CATEGORY

We continue to focus our efforts on those areas that have the strongest growth potential. The types of companies that we seek have an articulated vision for the future. Such companies are typically franchise names with consistent, predictable cash flow and earnings, have strong management with a history of execution, and hold a sustainable competitive advantage giving them a dominant position within their industry.

Risk in the Fund is controlled through careful stock selection and disciplined industry exposure. The recent market events have demonstrated to us the importance of our active portfolio risk management process, which has always been a central feature of our investment process. Our portfolio risk management process focuses upon an in-depth knowledge of individual company fundamentals and a thorough understanding of the company's business. We conduct regular reviews of sector weightings and company-specific risk factors. Significant overweighting/underweighting to sectors or securities are made only when convictions are particularly strong. In this difficult market we have seen the inherent value of our process, as evidenced by the fact that we continue to have strong performance relative to our peers in a down market.

MARKET ENVIRONMENT

Encouraging economic data continues to offer evidence of impending economic stability. The labor market has held relatively steady over the past 12 months, as jobless claims and help wanted advertising have had a prolonged period of stability. While new job creation remains virtually at a standstill, companies are likely to make capital investments in new projects when they are sure the worst is over. Despite the flat job market, the consumer remains a positive influence on the economy. Mortgage rates continue to decline facilitating a continual wave of refinancing, keeping consumers flush with cash. On the macroeconomic front, the Federal Reserve cut the federal funds rate 50 basis points to 1.25%, a new 40-year low. This was the first rate cut by the Fed since 2001. The cut will improve liquidity and encourage loans to corporations at lower rates. A lower cost of capital could potentially renew corporate investment, and eventually spark economic growth.

The market typically outperforms during times of gridlock between the legislative and executive branches. Market experts, however, feel that a unified mandate will facilitate an economic recovery by keeping major projects from being stalled. A Republican Congress could increase the probability of tax cuts for both business and investors. Traditionally, lower tax rates have augmented economic activity, at least in the intermediate term.

Potential accounting issues and the geopolitical situation tended to overshadow the constructive economic data, dominating the headlines in the first half of the year. In recent months, however, we are encouraged by indications that earnings quality is improving and there is some resolve on the geopolitical issues. Markets do not like uncertainty and instability. Therefore, as we get clarity on these issues, a favorable interest rate environment and an improving economy should provide a favorable backdrop for valuation expansion. This scenario has historically benefited large cap growth equities.

PORTFOLIO REVIEW

The consumer/retail sector was a major contributor to outperformance during the fiscal year. We have been successfully navigating the mixed signals received from various consumer-reporting agencies. On the positive side, consumer spending continued to hold up. Relatively stable employment levels and no substantial downturn in personal income have supported this phenomenon. Making consumers more cautious has been, economic worries, stock market declines, and the prospects of global conflict, Throughout the economic downturn, the consumer continued to spend at strong levels. The consumer staple segment in particular has enjoyed positive performance as many companies in the group are beating expectations, estimates are being raised, and they have high, improving earnings quality backed by strong cash flows. Anheuser-Busch and Proctor & Gamble are examples of the consumer staple names that were up significantly during the period. Viacom, UPS, Gannett, and Wal-Mart were other winners in the sector, while Home Depot and Liberty Media detracted from performance.

The financial services sector was a slight drag to performance during the last 12 months. While strong early in the year, they suffered from both a weak stock market and the highly publicized conflicts of interest between investment banking and research divisions at major securities firms. Profitable initial public offerings and merger and acquisition activity remained weak, hurting the profits of equity-related businesses. In addition, a series of disclosures of corporate malfeasance further eroded investor confidence in the group. Goldman Sachs, Freddie Mac, Citigroup, and Lehman Brothers were all moderately negative during the period. A modest economic recovery and a benign rate environment should allow the financial group to perform relatively well going forward. Also, as strength in the consumer persists, consumer-sensitive areas of the finance sector will likely outperform.

The healthcare sector is generally seen as a "safe haven" for investors during difficult economic times. Leading large-cap pharmaceutical companies like Pfizer, Merck, and Bristol-Myers, were perceived as low risk because of their reliably high growth and profitability. But in the last few quarters, several pharmaceutical companies have lowered their earnings and growth expectations. The increasingly cautious FDA has become a factor. Many leading companies were not successful in securing new drug approvals.

The FDA has also stepped up the scrutiny of several companies' manufacturing processes. This coupled with political pressure on drug pricing issues also worked to keep a cap on valuations. At this point however, the worst may be behind the major pharmaceutical companies. Pipelines are looking more promising and manufacturing issues are being worked through. With growth prospects looking at least as favorable as the overall market, and with valuations still attractive, the group should move higher going into 2003. In the last 12 months, the healthcare stocks held within the Fund performed in-line with the broader market on a relative basis. Strong performance from Pharmacia, Forest
Laboratories, Medtronic, and Johnson & Johnson was overshadowed by the poor performance of Wyeth, Pfizer, and Bristol-Myers Squibb. The healthcare companies that we will continue to hold in the Fund generate solid free cash flow and the confidence in earnings at several companies is quite high. While issues remain on the political front and in some cases on a company level, demographics continue to favor the group.

Although a recovery is not yet evident in the near term fundamental outlook for the technology industry, the operating environment is likely to significantly improve in 2003. During the last 12 months however, the technology sector was a significant drag on performance. Price appreciation in Intuit and Dell was not enough to overcome weakness in Intel, Taiwan Semiconductor, Cisco, and Texas Instruments. The hardware segment held up much better than many other industries in the technology sector. Dell Computer's performance was noteworthy during the year. Despite sluggish PC industry sales trends, the company continued to gain market share and grow revenues. Dell put in place initiatives aimed at gaining new customers and expanding its product line. In addition, the company stated that it would begin to sell its PCs through U.S. dealers, a break from its direct-to-consumer sales model. Dell also announced that it would begin to compete directly with Hewlett-Packard and others by getting into the printer business. We will continue to hold the technology companies, such as Dell, that are using innovative methods to gain market share, streamline operations, and improve operating margins. This increased leverage will lead to outsized profit growth once we see a sustained increase in end demand.

Outlook

Large-company valuations have come down dramatically -- asset prices are significantly cheaper -- since the market peaked 2 1/2 years ago. Stocks have corrected approximately 70% versus bonds over the past few years. During the l930s and the depression era, stocks corrected approximately 90% versus bonds. Price risk has decreased at existing levels that reflect lower, and perhaps more realistic, earnings expectations. Several key predicted-growth measurements, for instance, are now about half what they were in early 2000. The market is now discounting earnings per share growth of approximately 6% to 7%. Relative to equities, bonds are now priced much higher on a valuation basis with little prospect for growth, while equities are priced at approximately 16 times earnings with expected growth rates of 6% to 7%. This is in line with historical averages.

On the corporate side, companies are adjusting to the current economic environment. Corporations are concentrating on cutting costs and cleaning up balance sheets, which historically has helped return them to profit growth. In addition to these measures, we would like to see sustained positive trends in unit growth, productivity, pricing and capital spending. The resulting profit growth will likely regain investor interest.

Several conditions in the macro backdrop are also turning positive. We appear to be moving toward at least some resolution on the War on Terror and the disarmament of Iraq. In the United States, interest rates are at historical lows and further tax cuts will likely be pushed through Congress. Businesses are being forced to come clean with accounting indiscretions and the quality of earnings is improving. We would like more clarity on pension and stock option issues. These policy initiatives and macroeconomic developments are likely to stimulate growth in the coming quarters. We have a great deal of confidence in the strength of the United States, its financial markets, and its systems that are in place. Equities will recover.

We feel that it is an opportune time to increase one's allocation to large-cap growth equities, as expectations are considerably muted and strengthening fundamentals are emerging. We thank you for investing with us and look forward to working with you in the years to come.

                                         Sincerely,



                                         Ashi Parikh
                                         Managing Director
                                         Eagle Asset Management, Inc.
                                         Portfolio Manager, Growth Equity Fund

                                                                    APPENDIX C-3

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

TECHNOLOGY FUND PORTFOLIO COMMENTARY
------------------------------------

                                                               November 15, 2002

Dear Fellow Shareholders:

The sell-off in technology stocks continued as company-specific and industry-wide issues were brought to the forefront. The Heritage Series Trust -- Technology Fund (the "Fund") has not avoided the declining value in the technology sector. The Fund's Class A shares produced a total return of -33.43%(1) for the fiscal year ended October 31, 2002. Over this same period, the Goldman Sachs Technology Index(2) (the "GSTI") declined -31.58%. While the performance of the Fund was off during the past twelve months, we have outperformed many of our technology fund competitors. For the one-year period ended October 31, 2002, Morningstar(3) ranked the Fund's Class A shares in the top 45% out of 358 specialty technology funds. The Fund's Class A shares also outperformed a majority of its peers in Lipper's(c) Science and Technology Category Average, ranking in the 44th percentile out of 377 funds for the one-year period ended October 31, 2002.

MARKET OVERVIEW

Concerns in the overall economy have been exacerbated in the technology sector. These concerns include a perceived lack of liquidity in the U.S., thereby creating deflation, a credit crunch, and a lack of pricing power. Companies have been forced to lower prices to maintain market share or realize any type of sales growth. This resulted in collapsed profit margins, which increased debt levels relative to profits, which in turn caused credit quality downgrades and higher corporate borrowing costs. Companies were obliged to forego growth plans, which then resulted in investor pessimism about corporate balance sheet health and a slower than normal recovery from economic recession. A weaker dollar, however, combined with the Federal Reserve's latest 50 basis point (0.50%) rate


(1) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Please refer to the inside back cover for index descriptions.

(3) Morningstar Inc. and Lipper Analytic Services base their respective category ranking on the fund's total-return percentile rank for the specified period relative to all funds that have the same category. Both rankings do not adjust total return for either front-end or contingent deferred sales charges. The highest (or most favorable) percentile rank is I and the lowest (or least favorable) percentile rank is 100. Past performance is no guarantee of future results.

cut, significantly improves the liquidity outlook. Following the Federal Reserve's most recent action, overnight interest rates are currently 1.25% which is 5.25% lower than in May 2000 and at a 40-year low.

While propping up the macroeconomy through interest rate cuts and fiscal stimuli is favorable to the long-term outlook of many information technology companies, a few problems arise. The fundamental problem of overbuilt capital stock will take longer to correct in the current environment. As a result, there is the prospect of a sustained period of depressed returns on capital. Additionally, the net cash position one finds on many tech companies' balance sheets is arguably retarding the necessary consolidation of this sector.

Investment in technology, however, remains one of the keys to continued productivity and growth. At this point, our channel checks are turning up continued weakness, but we are seeing some signs of improvement. We observe an expansion in profit margins primarily attributed to cost cutting. Furthermore, government statistics have shown a small but significant rise in domestic business spending on information technology equipment and software since the fourth quarter of 2001. While the corporate sector is reluctant to invest in large capital spending projects, limited investments are being made. Company managements are simply unwilling to take the risk of engaging in large-scale projects at this point but are replacing depreciated hardware and improving business processes by selectively purchasing and implementing new software and systems. The lean companies that emerge from this economic slowdown will be able to use this leverage to grow profits exponentially. While we are not prepared to claim that the economic and industry-wide instability is over, the picture does appear to be brighter.

PORTFOLIO PERFORMANCE

Like most investors, we are not pleased to see bear markets such as the one occurring in the technology sector. In spite of these declines, we remain committed to our long-term investment philosophy and will continue to concentrate the Fund's holdings in the following areas of technology: communications, hardware, Internet, semiconductors, services, and software.

Software now makes up the largest allocation in the Fund. It also produced the best returns during the period, finishing relatively flat. Although we are not seeing a strong demand for high-priced application software, efficiency-oriented product sales continue to grow. During the last 12 months, Symantec, Intuit, and Electronic Arts performed exceptionally well and Microsoft's performance was relatively strong. Roxio, Citrix Systems, and E.piphany were a drag on performance.

Hardware companies are experiencing slow sales, but we are seeing inventory being worked down. Brocade and Celestica were the negative performers in this group. Dell and American Power Conversion turned in strong performances for the 12-month period. The Internet/Service space was also negatively impacted by the performance of Vignette, BearingPoint, and Braun Consulting. DoubleClick was a relatively strong performer in the Internet space.

We believe the current environment will continue to favor use of standardized computing technologies that offer better performance at lower prices. These conditions substantially favor vendors such as Microsoft, Dell, and other low cost providers at the expense of proprietary solutions offered by the likes of Sun Microsystems and others. We believe this trend will persist for some time.

The deteriorating financial condition of traditional and emerging telecommunications companies, cable providers, and wireless communications companies has gone well beyond our original expectations over the past 12 months. As a result, it is likely that these companies' bondholders will soon be in a position to exert substantial influence over capital spending budgets and operating plans. We believe this will lead to another round of substantial cuts in telecommunications equipment spending, further delaying any rebound in revenue and earnings growth for select telecommunications companies. ADC Telecommunications and Tellabs were detractors from performance in this space, while 3Com showed strength. Now is the time to invest in those telecommunications equipment companies positioned to thrive at the expense of their competitors. These companies will be characterized by strong balance sheets, broad product portfolios, experienced management teams, and an ability to focus on their business without undue scrutiny on the part of bondholders, ratings agencies, and securities regulators.

In the semiconductor space, International Rectifier, Intersil, Fairchild Semiconductor, Linear Technology, Maxim, and Taiwan Semiconductor each turned in negative performances. Integrated Circuit Systems was the lone positive performer in this group. Due to their cyclical nature, semiconductor companies are more dependent on improvement in the overall economy than other areas of technology. We believe the operating environment for semiconductor companies (unit demand, pricing power, and order visibility) is likely to significantly improve in 2003. Consequently, we believe now is the time to build positions in companies with reasonable valuations that are positioned to exploit a recovery with above average earnings growth. Although a recovery is not yet evident in the near term fundamental outlook for the industry, we believe the potential upside reward far outweighs the downside risk in select semiconductor stocks.

OUTLOOK

After a sharp decline in capital investment by businesses in the past 12 months, particularly in technology-related equipment, the trend appears to be reversing. The first sign of improvement is a pick up in production and a rise in capacity utilization, typically resulting in acceleration in business investment. Secondly, we are seeing signs of improving corporate profits. Rising corporate profits indicates that the corporate sector has the capital to finance investment. Typically, an upturn in technology stock prices lags an increase in corporate profits by approximately six months. Finally, we are seeing technology companies streamline operations and improve operating margins. This increased leverage will lead to outsized profit growth once we see a sustained increase in end demand.

The current market environment is offering select but identifiable technology investment opportunities. A recovery in technology companies is inevitable due to the huge cuts in inventories and overhead that producers have made. These restructured companies are leaner, more efficient, and have lowered their break-even points considerably. With stocks trading at low valuations and modest expectations for GDP growth, any positive surprise would be amplified. The Heritage Series Trust--Technology Fund will continue to own companies that will come out on the other side of this economic downturn positioned as leaders in their field with strong financials enabling them to take advantage of the pockets in demand we are now seeing. We continue to believe the most attractive investment opportunities in technology reside toward the lower end of the market cap spectrum.

Thank you for your continued support.

                                         Sincerely,



                                         Duane A. Eatherly, CFA
                                         Eagle Asset Management, Inc.
                                         Portfolio Manager, Technology Fund

                                                                DRAFT:  11/12/03
                                                                ----------------

                              HERITAGE SERIES TRUST
                               GROWTH EQUITY FUND
                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

                               ------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                               ------------------

      This Statement of Additional Information ("SAI") relates specifically to the reorganization of Heritage Technology Fund ("Technology Fund") into Heritage Growth Equity Fund ("Growth Equity Fund"), whereby Technology Fund will transfer all of its assets to Growth Equity Fund, and shareholders in Technology Fund will receive Class A, Class B or Class C shares of Growth Equity Fund, in exchange for their shares of the corresponding Class of Technology Fund. This Statement of Additional Information consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

      (1) The audited financial statements of Growth Equity Fund and Technology Fund (series of Heritage Series Trust) included in the Annual Report to Shareholders of Heritage Series Trust for the fiscal year ended October 31, 2002, previously filed on EDGAR, Accession Number 0001045969-02-002138.


      (2) The unaudited financial statements of Growth Equity Fund and Technology Fund (series of Heritage Series Trust) included in the Semi-Annual Report to Shareholders of Heritage Series Trust for the fiscal period April 30, 2003, previously filed on EDGAR, Accession Number 0000931763-03-001999.


      (3) The Statement of Additional Information of Heritage Series Trust, dated January 2, 2003, previously filed on EDGAR, Accession Number 0000898432-02-000942.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Information Statement dated _________, 2003 relating to the above-referenced matter. A copy of the Prospectus and Information Statement may be obtained by calling Heritage Asset Management, Inc. at 800-421-4184.

                              HERITAGE SERIES TRUST

                                     PART C
                                OTHER INFORMATION


ITEM 15. INDEMNIFICATION
         ---------------

     Article XI, Section 2 of Heritage Series Trust's Declaration of Trust provides that:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

          (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b)  No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in  the  event  of  a   settlement,   unless  there  has  been  a
determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such

Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

          (i) such Covered Person shall have provided appropriate security for such undertaking;

          (ii) the Trust is insured against losses arising out of any such advance payments; or

          (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

     According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

     Paragraph 8 of the Investment Advisory and Administration Agreement ("Advisory Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage"), provides that Heritage shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust or any Portfolio in connection with the matters to which the Advisory Agreement relate except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Heritage, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Heritage even though paid by it.

     Paragraph 9 of the Investment Advisory and Administration Agreement ("Advisory Agreement") between Heritage and Eagle Asset Management, Inc. ("Eagle"), provides that Eagle shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust or any Portfolio in connection with the matters to which the Advisory Agreement relate except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Heritage, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Heritage even though paid by it.

     Paragraph 7 of the Distribution Agreement between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that, the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholders to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

     Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage") provides that the Trust agrees to indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or (ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

ITEM 16. EXHIBITS
         --------

Exhibit
Number         Description
------         -----------

(1) Declaration of Trust, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-33-57986, filed previously on December 1, 1995.

(2)            Bylaws,   incorporated  by  reference  from  the   Post-Effective
               Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

(3)            Voting trust agreement -- none

(4) Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, VII, VIII, X, and XI of the Declaration of Trust, as amended, which were filed as part of an Exhibit to Post-Effective Amendment No. 10 on December 1, 1995 and are hereby incorporated by reference, and
               Article III of the Bylaws which were filed as a part of an Exhibit to Post-Effective Amendment No. 10 on December 1, 1995.

(6)       (a)  Investment   Advisory  and   Administration   Agreement   between
               Registrant and Heritage Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995. (b) Subadvisory Agreement between
               Heritage Asset Management, Inc. and Eagle Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No.
               10 to the  Registration  Statement  of the  Trust,  SEC  File No.
               33-57986, filed previously on December 1, 1995.

(7) Distribution Agreement, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

(8)            Bonus, profit sharing or pension plans - None.

(9) Custodian Agreement incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

(10)      (a)  Class A Plan  pursuant to Rule 12b-1,  incorporated  by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

Exhibit
Number         Description
------         -----------

          (b) Class C Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (c) Class B Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (d) Plan pursuant to Rule 18f-3, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (e) Amended Plan pursuant to Rule 18f-3, incorporated by reference from the Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on November 1, 2002.

(11) Opinion and Consent of counsel - incorporated by reference from the Post-Effective Amendment No. 30 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 23, 2002.

(12) Opinion and Consent of Kirkpatrick & Lockhart LLP - to be filed as an amendment.

(13)      (a)  Transfer Agency and Service Agreement,  incorporated by reference from the Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on November 1, 2002.

          (b) Fund Accounting and Pricing Service Agreement, incorporated by reference from the Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on November 1, 2002.

(14)           Consent of Independent Auditors - to be filed as an amendment.

(15)           Omitted Financial Statements - None.

(16)      (a)  Power of Attorney for William J. Meurer - filed herewith

          (b) Powers of Attorney incorporated by reference from the Post-Effective Amendment No. 30 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 23, 2002.

(17)           Additional Exhibits - none

ITEM 17.  UNDERTAKINGS.
          -------------

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file an amendment to the registration statement, pursuant to Rule 485(b) of Regulation C of the 1933 Act, for the purpose of including Exhibits 12 and 14within a reasonable time after receipt of such Exhibits.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Petersburg and State of Florida on the 21st day of November 2003.

                                     HERITAGE SERIES TRUST

                                     By: /s/K.C. Clark
                                         ---------------------------------------
                                         K.C. Clark, Executive Vice President,
                                         Principal Executive Officer
Attest:

/s/Andrea N. Mullins
----------------------------
Andrea N. Mullins, Treasurer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement on form N-14 has been signed below by the following persons in the capacities indicated on the dates indicated.


Signature                           Title                           Date
---------                           -----                           ----

/s/Richard K. Riess*        President and Trustee             November 26, 2003
-------------------
Richard K. Riess

/s/Thomas A. James*                Trustee                    November 26, 2003
-------------------
Thomas A. James

/s/C. Andrew Graham*               Trustee                    November 26, 2003
--------------------
C. Andrew Graham

/s/William J. Meurer*              Trustee                    November 26, 2003
---------------------
William J. Meurer

/s/James L. Pappas*                Trustee                    November 26, 2003
-------------------
James L. Pappas

/s/David M. Phillips*              Trustee                    November 26, 2003
---------------------
David M. Phillips

/s/Deborah L. Talbot*              Trustee                    November 26, 2003
---------------------
Deborah L. Talbot

/s/Eric Stattin*                   Trustee                    November 26, 2003
------------------
Eric Stattin

/s/Andrea N. Mullins              Treasurer                   November 26, 2003
--------------------
Andrea N. Mullins

*By: /s/K.C. Clark
     ----------------
     K.C. Clark,
     Attorney-In-Fact

                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

(1) Declaration of Trust, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-33-57986, filed previously on December 1, 1995.

(2)            Bylaws,   incorporated  by  reference  from  the   Post-Effective
               Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

(3)            Voting trust agreement -- none

(4) Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5) Provisions of instruments defining the rights of holders of Registrant's securities are contained in Articles III, VII, VIII, X, and XI of the Declaration of Trust, as amended, which were filed as part of an Exhibit to Post-Effective Amendment No. 10 on December 1, 1995 and are hereby incorporated by reference, and
               Article III of the Bylaws which were filed as a part of an Exhibit to Post-Effective Amendment No. 10 on December 1, 1995.

(6)       (a)  Investment   Advisory  and   Administration   Agreement   between
               Registrant and Heritage Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (b) Subadvisory Agreement between Heritage Asset Management, Inc. and Eagle Asset Management, Inc., incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

(7) Distribution Agreement, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

(8)            Bonus, profit sharing or pension plans - None.

(9) Custodian Agreement incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

Exhibit
Number         Description
------         -----------

(10)      (a)  Class A Plan  pursuant to Rule 12b-1,  incorporated  by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (b) Class C Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (c) Class B Plan pursuant to Rule 12b-1, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (d) Plan pursuant to Rule 18f-3, incorporated by reference from the Post-Effective Amendment No. 10 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 1, 1995.

          (e) Amended Plan pursuant to Rule 18f-3, incorporated by reference from the Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on November 1, 2002.

(11) Opinion and Consent of counsel - incorporated by reference from the Post-Effective Amendment No. 30 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on December 23, 2002.

(12) Opinion and Consent of Kirkpatrick & Lockhart LLP - to be filed as an amendment.

(13)      (a)  Transfer Agency and Service Agreement,  incorporated by reference from the Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on November 1, 2002.

          (b) Fund Accounting and Pricing Service Agreement, incorporated by reference from the Post-Effective Amendment No. 29 to the Registration Statement of the Trust, SEC File No. 33-57986, filed previously on November 1, 2002.

(14)           Consent of Independent Auditors - to be filed as an amendment.

(15)           Omitted Financial Statements - None.

(16)           Powers of Attorney - filed herewith.

(17)           Additional Exhibits - none.

                                       2